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                                                                   Exhibit 10.29



                                      AMENDMENT NO. 2 TO
                                     EMPLOYMENT AGREEMENT


        This Amendment No. 2 is made as of April 12, 1999, by and between Mercury Air Group, Inc., a New York corporation (hereinafter referred to as "Employer"), and Mr. Joseph A. Czyzyk (hereinafter referred to as "Employee").

        WHEREAS, Employer and Employee entered into that certain Employment Agreement dated November 15, 1994 as amended on October 15, 1998, (as amended, the "Employment Agreement"); and

        WHEREAS, Employer and Employee agree to amend the Employment Agreement to reflect the change in Employee's appointment as an officer of the Employer.

        NOW, THEREFORE, the parties hereby agree to amend the Employment Agreement as follows:

The title of paragraph First is amended to read: "Employment; Appointment as a Director"

Paragraph First , subparagraph (a) is deleted in its entirety and replaced with the following:

        "(a) Employment. Employer hereby confirms and agrees that Employee has been elected by the Board of Directors to act as Employer's President/Chief Executive Officer, and, subject to the directions of the Board of Directors, shall have general charge of the business, affairs and property of Employer; charge of implementing strategic direction for Employer; general supervision over all of Employer's officers, employees and agents, other than the Chairman of the Board and Chief Financial Officer; subject to the direction of the Board of Directors, shall exercise all powers and perform all duties incident to the office of President and shall exercise such other powers and perform such other duties as from time-to-time may be assigned to him by the Board. Employer further confirms that Employee has been elected by the Board of Directors of MAC to continue serving as Chief Executive Officer of MAC."

Paragraph First, subparagraph (d) is hereby deleted in its entirety.

        All other terms and conditions of the Employment Agreement remain unchanged and in full force and effect.



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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                            MERCURY AIR GROUP, INC.


                                            /s/ Seymour Kahn
                                            ------------------------------------
                                            Seymour Kahn, Chairman of the Board


                                            /s/ Joseph A. Czyzyk
                                            ------------------------------------
                                            Joseph A. Czyzyk, Individual